As filed with the Securities and Exchange Commission on November 24, 2010
Securities Act File No. 333- 152424
Investment Company Act File No. 811- 22216

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

[X]           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ X ]           Pre-Effective Amendment No. 2
[   ]           Post-Effective Amendment No.
                                                                                                                                and/or

[X]           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ X ]           Amendment No. 2

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST
(Exact Name of Registrant as Specified in Charter)

One Corporate Center
Rye, New York 10580-1422
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 422-3554

Bruce N. Alpert
The Gabelli Natural Resources, Gold & Income Trust
One Corporate Center
Rye, New York 10580-1422
(914) 921-5100
(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq.	Peter D. Goldstein, Esq.
Skadden, Arps, Slate, Meagher &	The Gabelli Natural Resources,
Flom LLP	Gold & Income Trust
4 Times Square	One Corporate Center
New York, New York 10036	Rye, New York 10580-1422
(212) 735-3000	(914) 921-5100

         Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[X] When declared effective pursuant to section 8(c).

If appropriate, check the following box:

[  ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[  ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is __________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest	100,000 Shares	$20.00	$2,000,000	$78.60 (2)
(1) Estimated solely for the purpose of calculating the registration fee.  In no event will the aggregate initial offering price of all shares offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $_________.

(2) Previously Paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Dated November 24, 2010

PRELIMINARY PROSPECTUS

The Gabelli Natural Resources, Gold & Income Trust
Common Shares of Beneficial Interest

Investment Objective.
The Gabelli Natural Resources, Gold & Income Trust (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide a high level of current income from interest, dividends and option premiums .  The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s objectives will be achieved.

Investment Adviser.    Gabelli Funds, LLC serves as “Investment Adviser” to the Fund.  See “Management of the Fund.”

Investment Policies and Strategy.  Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in securities of companies principally engaged in the natural resources and gold industries.  The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, production or distribution of natural resources, such as base metals, metals, paper, food and agriculture, forestry products, gas, oil and other commodities as well as related transportation companies and equipment manufacturers.  The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities.  The Fund may invest in the securities of companies located anywhere in the world.  As part of its investment strategy, the Fund intends to generate current income from short-term gains through an option strategy of writing (selling) covered call options covering amounts up to between 90% to 100% of the assets on equity securities in its portfolio and uncovered call options on related indices and securities not in its portfolio.  When the Fund sells a covered call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  See “Investment Objective and Policies.”

No Prior History.  The Fund’s shares have no history of public trading.  Shares of closed–end funds often trade at a discount from net asset value.  If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.  We expect the common shares to be approved for listing on the [                (“    ”)], under the symbol [    ], subject to notice of issuance.

Investing in the Fund’s common shares involves risks.  See “Risk Factors and Special Considerations” on page  24 for factors that should be considered before investing in common shares of the Fund.

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load	$	$
Estimated offering expenses (2)	$	$
Proceeds after expenses to the Fund	$	$

(1)
The Fund has granted the Underwriters an option to purchase up to [              ] additional common shares at the public offering price, less the sales load, within [  ] days of the date of this prospectus solely to cover overallotments, if any.  If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $[            ], $[       ], $[           ] and $[         ], respectively.  See “Underwriting.”

(2)
The Fund will pay offering expenses of the Fund (other than the sales load) up to an aggregate of $[        ] per share of the Fund’s common shares.  This $[     ] per common share amount includes the $[       ] per share partial reimbursement of expenses to the underwriters.  Gabelli Funds, LLC has agreed to pay such offering expenses of the Fund to the extent those expenses exceed $[        ] per share of the Fund’s common shares.

The Fund expects to sell up to [    ] common shares to its trustees, officers, its Investment Adviser or affiliates and their employees at a price of $[    ] per share.  No underwriting discounts or commissions will be paid in respect to the sale of these shares, and the Fund will receive all proceeds.

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference.  A Statement of Additional Information (the “SAI”), dated __________, 2010 , containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of our annual and semi-annual reports, request a free copy of the SAI, the table of contents of which is on page  50 of this prospectus, by calling toll-free (800) GABELLI (422-3554) , by visiting the Fund's website at www.gabelli.com or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Commission’s website (http://www.sec.gov).  You may also call this toll-free number to request other information about us and make shareholder inquiries.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in our shares.  You should review the more detailed information contained in this prospectus and the SAI.

The Fund
The Gabelli Natural Resources, Gold & Income Trust is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware.  Throughout this prospectus, we refer to The Gabelli Natural Resources, Gold & Income Trust as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering
The Fund is offering common shares of beneficial interest at an initial offering price of $[       ] per share through a group of underwriters (the “Underwriters”) led by [             ].  The common shares of beneficial interest are called “common shares” in the rest of this prospectus.  You must purchase at least [    ] common shares in order to participate in this offering.  The Fund has given the Underwriters an option to purchase up to [           ] additional common shares at the public offering price, less the sales load, within [   ] days from the date of this prospectus to cover orders in excess of [         ] common shares.  The Investment Adviser has agreed to pay offering expenses (other than the sales load) that exceed $[       ] per common share.  See “Underwriting.”

We expect to sell  up to [        ] common shares to our trustees, officers, our Investment Adviser or affiliates and their employees at a price of $[   ] per share.  No underwriting discounts or commissions will be paid  with respect to the sale of these shares, and the Fund will receive all proceeds.

Investment Objective and Policies
The Fund’s primary investment objective is to provide a high level of current income from interest, dividends and option premiums .  The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

To meet the objective of providing a high level of current income, the Fund intends to invest in income producing securities such as equity securities, convertible securities and other securities and earn short-term gains from a strategy of writing covered call options on equity securities in its portfolio.  The Fund will seek dividend income through investments in equity securities such as common stock or convertible preferred stock.  The Fund will seek interest income through investments in convertible or corporate bonds.  See "Investment Objective and Policies."

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets , which includes the amount of any borrowings for investment purposes, in securities of companies principally engaged in the natural resources and gold industries.  The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, production or distribution of natural resources, such as base metals, metals, paper, food, agriculture, forestry products, water, gas, oil , sustainable energy  and other commodities as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”).   Related transportation companies and equipment manufacturers, such as agriculture transportation vehicles and farm equipment manufacturers, are vital components of the natural resource industry and are therefore included within the definition of Natural Resources Companies.  The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities (“Gold Companies”).  Companies principally engaged in the financing, managing, controlling or operating of companies engaged in “gold-related” activities include companies that own or receive royalties on the production of gold; such companies are vital components of the gold industry and are therefore included within the definition of Gold Companies.

The Fund may invest without limitation in the securities of domestic and foreign issuers.  The Fund expects that its assets will usually be invested in several countries.  To the extent that the natural resources and gold industries are concentrated in any given geographic region, such as Europe, North America or Asia, a relatively high proportion of the Fund’s assets may be invested in that particular region.  See “Investment Objective and Policies.”

Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings from or devotes at least 50% of its assets to the indicated businesses.  Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities.  Other Fund investments may include investment companies, including exchange traded funds, securities of issuers subject to reorganization, derivative instruments, debt (including obligations of the U.S. government) and money market instruments.  As part of its investment strategy, the Fund intends to provide current income from short-term gains earned through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on securities not held by the Fund and  indices comprised of Natural Resources Companies or Gold Companies or exchange-traded funds comprised of such issuers and writing put options on securities of Natural Resource Companies or Gold Companies .  When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.  Any premiums received by the Fund from writing options may result in short-term capital gains. See “Investment Objective and Policies.”

The Fund may invest up to 20% of its assets in "convertible securities," i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "income securities," i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders.   The Fund may invest up to 25% of its assets in "junk bonds" such as convertible debt securities (which generally are rated lower than investment grade) and fixed-income securities that are rated lower than investment grade, or not rated but of similar quality.

The Fund is not intended for those who wish to exploit short-term swings in the stock market.

The Investment Adviser’s investment philosophy with respect to selecting investments in the natural resources and gold industries is to emphasize quality, value and favorable prospects for growth, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure.  In addition, in making stock selections, the Investment Adviser looks for securities that it believes may provide attractive yields as well as capital gains potential and that allow the Fund to generate current income from short-term gains  from writing covered calls on such stocks.

Leverage
The Fund does not currently anticipate borrowing from banks or other financial institutions, issuing preferred shares or otherwise leveraging the common shares.  However, the Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Board of Trustees determines that it is in the best interest of the common shareholders.  The use of borrowing techniques or preferred shares to leverage the common shares may involve greater risk to common shareholders.  The use of leverage may magnify the impact of changes in net asset value on the holders of common shares.  In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares.

The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund segregates cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.

Distributions and Dividends
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its  “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).  Various factors will affect the level of the Fund’s investment company taxable income , such as its asset mix, and use of covered call strategies .  To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.  Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Trustees at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate.  See “Distributions and Dividends.”

Distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless a shareholder elects to receive cash or the shareholder’s broker does not provide reinvestment services.  See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

Use of Proceeds
The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objective and policies.  The investment of proceeds is expected to be substantially completed within three months;  however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.  See “Use of Proceeds.”

Exchange Listing	We expect the common shares to be approved for listing on the [ ], under the trading or “ticker” symbol [ ]. See “Description of the Shares.”
Market Price of Shares
Common shares of closed-end investment companies often trade at prices lower than their net asset value.  Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value.  The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value.  The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.  See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  See “Risk Factors and Special Considerations,” “Description of the Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.
Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in common shares of the Fund you should consider the risks carefully.

Industry Risks.  The Fund’s investments will be concentrated in the natural resources industries and in the gold industries.  Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.  A downturn in the natural resources or the gold industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

Under normal market conditions the Fund will invest at least 25% of its assets in securities of Natural Resources Companies.  A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries.  Such industries can be significantly affected by supply and demand for the indicated commodities and related services, exploration and production spending, government regulations, world events and economic conditions.  The base metals, metals, paper, food and agriculture, forestry products, water, gas, oil , sustainable energy  and other commodities industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations.  The stock prices of Natural Resources Companies, some of which have experienced substantial price increases in recent periods, may also experience greater price volatility than other types of common stocks.  Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities.  The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.  The Investment Adviser’s judgments about trends in the prices of these securities and commodities may prove to be incorrect.  It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

Under normal market conditions the Fund will invest at least 25% of its assets in securities of Gold Companies. Securities of Gold Companies may experience greater volatility than companies not involved in the gold industries. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold, which has experienced substantial increases in recent periods, may fluctuate sharply, including substantial decreases, over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

See “Risk Factors and Special Considerations — Industry Risks.”

Supply and Demand Risk.  A decrease in the production of, or exploration of, gold, base metals, metals, paper, food and agriculture, forestry products, gas, oil and other commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments.  Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices.  Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Natural Resources Companies and Gold Companies over the long-term.  Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Many Natural Resources Companies and Gold Companies are either engaged in the production or exploration of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities.  To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, the development of existing sources, acquisitions, or long-term contracts to acquire reserves.  The financial performance of Natural Resources Companies and Gold Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk.  Natural Resources Companies and Gold Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.  Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance.

Commodity Pricing Risk. The operations and financial performance of Natural Resources Companies and Gold Companies may be directly affected by the prices of the indicated commodities, especially those Natural Resources Companies and Gold Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices which may lead to a reduction in production or supply, may also negatively affect the performance of Natural Resources Companies and Gold Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Natural Resources Companies and Gold Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks Associated with Covered Calls and Other Option Transactions.  There are several risks associated with writing covered calls and entering into other types of option transactions.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, resulting in a given transaction not achieving its objectives.  In addition, a decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options.  In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.  See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions.”

Risks Associated with Uncovered Calls.  There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.  See “Risk Factors and Special Considerations — Risks Associated with Uncovered Calls.”

Limitation on Covered Call Writing Risk.  The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds.  Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by the exchanges on which such options are traded.  As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser.  See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions — Limitation on Covered Call Writing Risk.”

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock is structurally subordinated as to income and residual value to preferred stock and debt in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  While common stock has historically generated higher average returns over long measurement periods than fixed income securities, common stock has also experienced significantly more volatility in those returns.  See “Risk Factors and Special Considerations — Common Stock Risk.”

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and conversely, to increase as interest rates decline.  In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.  See “Risk Factors and Special Considerations — Convertible Securities Risk.”

Interest Rate Risk.  Rising interest rates generally adversely affect the financial performance of Natural Resources Companies and Gold Companies by increasing their costs of capital.  This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security.  This is known as extension risk.  See “Risk Factors and Special Considerations — Interest Rate Risk.”

Foreign Securities.  Because many of the world’s Natural Resources Companies and Gold Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”).  Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.  Foreign Securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the U.S.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  See "Risk Factors and Special Considerations – Foreign Securities."

Lower Grade Securities. The Fund may invest up to 25% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality.  These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.  See “Risk Factors and Special Considerations — Lower Grade Securities.”

Emerging Markets Risk.  The Fund may invest without limit in securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).  Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested.  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets.  The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.  Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including natural resources and gold exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk.  The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S.  In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies and the risk of currency devaluations.  Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future.  Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country.  Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally.  To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies.  There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments. See “Risk Factors and Special Considerations — Foreign Currency Risk.”

Income Risk.  The income shareholders receive from the Fund is expected to be based primarily on income from short-term gains that the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments.  If the Fund’s covered call strategy fails to generate sufficient income from short-term gains or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.  See “Risk Factors and Special Considerations — Income Risk.”

Distribution Risk for Equity Income Portfolio Securities.  The Fund intends to invest in the shares of issuers that pay dividends or other distributions.  Such dividends or other distributions are not guaranteed and an issuer may forgo paying dividends or other distributions at any time and for any reason.  See “Risk Factors and Special Considerations — Distribution Risk for Equity Income Portfolio Securities.”

Special Risks Related to Preferred Securities.  Special risks associated with investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer.  Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of dividends the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock.  There is no assurance that distributions or dividends on preferred stock in which the Fund invests will be declared or otherwise made payable.  See “Risk Factors and Special Considerations — Special Risks Related to Preferred Securities.”

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s shares and distributions thereon can decline.  In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.  See “Risk Factors and Special Considerations — Inflation Risk.”

Illiquid Investments.  The Fund may invest in unregistered securities and otherwise illiquid investments.  Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933.  An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment.  Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933.  Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts.  The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.  In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment.  Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.  See “Risk Factors and Special Considerations — Illiquid Investments.”

Investment Companies.  The Fund may invest in the securities of other investment companies, including exchange-traded funds.  To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees.  The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies.  In these circumstances, holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.  See “Risk Factors and Special Considerations — Investment Companies.”

Special Risks of Derivative Transactions.  The Fund may participate in derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”

Market Discount Risk.  Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share.  Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses) and stability, net asset value, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price.  Shares of closed-end funds often trade at a discount from their net asset value and the Fund’s shares may trade at such a discount.  This risk may be greater for investors expecting to sell their common shares of the Fund soon after the completion of the public offering.  The common shares of the Fund are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes.  See “Risk Factors and Special Considerations — Market Discount Risk.”

Swaps.  The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it. See "Risk Factors and Special Considerations – Swaps."

Dependence on Key Personnel.  The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli.  If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected.  There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.  See “Risk Factors and Special Considerations — Dependence on Key Personnel.”

Long-Term Objective; Not a Complete Investment Program.  The Fund is intended for investors seeking a high level of current income.  The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market.  An investment in shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.  See “Risk Factors and Special Considerations — Long-Term Objective; Not a Complete Investment Program.”

Management Risk.  The Fund is subject to management risk because its portfolio will be actively managed.  The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  See “Risk Factors and Special Considerations — Management Risk.”

No operating history. The Fund is a non-diversified, closed-end management investment company with no operating history.

Non-Diversified Status.  As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.  See “Risk Factors and Special Considerations — Non-Diversified Status.”

Current Developments. The terrorists attacks on domestic U.S. targets on September 11, 2001 , the war s in Iraq and Afghanistan and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares. See “Risk Factors and Special

Considerations — Current Developments.”

Recent Economic Events.  While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, the first, second and third quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions could impair the Fund's ability to execute its investment strategies.  See “Risk Factors and Special Considerations – Recent Economic Developments.”

2011 U.S. Federal Budget.  The proposed elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers could adversely affect Natural Resources Companies in which the Fund invests and/or the natural resources sector generally.  See “Risk Factors and Special Considerations – 2011 U.S. Federal Budget.”

Portfolio Turnover Risk.  The Fund will buy and sell securities to accomplish its investment objective.  The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%.    See “Risk Factors and Special Considerations — Portfolio Turnover Risk.”

Anti-Takeover Provisions.  The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See “Risk Factors and Special Considerations — Anti-Takeover Provisions” and “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Management and Fees
Gabelli Funds, LLC serves as the Fund’s Investment Adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund’s average weekly managed assets payable monthly in arrears.  Managed assets consist of all the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses.  The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator.  See “Management of the Fund.”

Repurchase of Common Shares and Anti-takeover Provisions
The Fund’s Board of Trustees has authorized the Fund to consider the repurchase of its common shares in the open market when the common shares are trading at a discount of 10% or more from net asset value (or such other percentage as the Board of Trustees may determine from time to time).  Although the Board of Trustees has authorized such repurchases, the Fund is not required to repurchase its common shares.  Such repurchases are subject to certain notice and other requirements under the 1940 Act.  See “Repurchase of Common Shares.”

Certain provisions of the Fund’s Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Documents”) may be regarded as “anti-takeover” provisions.  Pursuant to these provisions, only one of three classes of Trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund’s capital stock.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder.  These provisions may have the effect of depriving Fund’s common shareholders of an opportunity to sell their shares at a premium to the prevailing market price.  The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions.  See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent
Bank of New York Mellon serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.

Computershare Trust Company  serves as the Fund’s distribution disbursing agent, as agent under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), and as transfer agent and registrar with respect to the common shares of the Fund.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to common shares.  Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued [          ] common shares.

Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)	(*)
Dividend Reinvestment Plan Fees	None(**)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	—%
Other Expenses	—%
Total Annual Expenses	—%

_____________________
(*)
Gabelli Funds, LLC, the Fund’s Investment Adviser, has agreed to pay the amount of the Fund’s offering expenses (other than the sales load) that exceed $0.04 per common share (0.20% of the offering price).

(**)	You will be charged a $1.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assumes that the Fund issues [     ] common shares.  If the Fund issues fewer common shares, all other things being equal, these expenses would increase.

The following example illustrates the expenses (including the sales load of $[  ] and estimated expenses of this offering of $[  ] that an investor would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of [   ] of net assets attributable to common shares and (2) a 5% annual portfolio total return. *

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
_________________
*
The example should not be considered a representation of future expenses.  The example assumes that the amounts set forth in the Shareholder Transaction Expenses and Annual Expenses table are accurate and that all distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was organized as a Delaware statutory trust on June 26, 2008 , pursuant to a Certificate of Trust governed by the laws of the State of Delaware.  The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) GABELLI (422-3554).

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends and option premiums .  The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.   To meet the objective of providing a high level of current income, the Fund intends to invest in income producing securities such as equity securities, convertible securities and other securities and earn short-term gains from a strategy of writing covered call options on equity securities in its portfolio.    The Fund will seek dividend income through investments in equity securities such as common stock or convertible preferred stock.   The Fund will seek interest income through investments in convertible or corporate bonds.   Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets , which includes the amount of any borrowing for investment purposes, in securities of companies principally engaged in the natural resources and gold industries.  The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, production or distribution of natural resources, such as base metals, metals, paper, food and agriculture, forestry products, water, gas, oil , sustainable energy  and other commodities as well as related transportation companies and equipment manufacturers.  The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities.  The Fund may invest without limitation in the securities of domestic and foreign issuers.  The Fund expects that its assets will usually be invested in several countries.  To the extent that the natural resources and gold industries are concentrated in any given geographic region, such as Europe, North America or Asia, a relatively high proportion of the Fund’s assets may be invested in that particular region.  Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities.  Other Fund investments may include investment companies, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the U.S. government) and money market instruments.

As part of its investment strategy, the Fund intends to generate current income from short-term gains through an option strategy of writing (selling) covered call options on equity securities in its portfolio.  When the Fund sells a covered call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•	the industry of the issuer of a security;

•	the ability of the Fund to generate current income from short-term gains from writing covered call options on such securities;

•	the interest or dividend income generated by the securities;

•	the potential for capital appreciation of the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	The number and size of investments of the portfolio as to issuers.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure.  In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential.

Certain Investment Practices

Natural Resources Industries Concentration.  Under normal market conditions, the Fund will invest at least 25% of its assets in securities of Natural Resources Companies.  “Natural Resources Companies” are those that are principally engaged in the exploration, production or distribution of natural resources, such as base metals, metals, paper, food and agriculture, forestry products, gas, oil and other commodities as well as related transportation companies and equipment manufacturers.  Related transportation companies and equipment manufacturers, such as agriculture transportation vehicles and farm equipment manufacturers, are vital components of the natural resource industry and are therefore included within the definition of Natural Resources Companies.

Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to natural resources or gold related activities, as the case may be.

Gold Industry Concentration.  Under normal market conditions the Fund will invest at least 25% of its assets in the securities of Gold Companies.  “Gold Companies” are those that are principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold, or the financing, managing, controlling or operating of companies engaged in “gold-related” activities.   Companies principally engaged in the financing, managing, controlling or operating of companies engaged in “gold-related” activities include companies that own or receive royalties on the production of gold; such companies are vital components of the gold industry and are therefore included within the definition of Gold Companies.  The Fund’s investments in Gold Companies will generally be in the common equity of Gold Companies, but the Fund may also invest in preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

In selecting investments in Gold Companies for the Fund, the Investment Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth.  Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management and ability to create shareholder wealth.  Because most of the world’s gold production is outside of the United States, the Fund may have a significant portion of its investments in Gold Companies in securities of foreign issuers, including those located in developed as well as emerging markets.  The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Investment Adviser’s judgment.  Among other things, the Investment Adviser will consider the economic stability and economic outlook of these countries and regions.  See “Risk Factors and Special Considerations — Industry Risks.”

Covered Calls and Other Option Transactions.  The Fund intends to provide current income from short-term gains earned through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on additional amounts of such securities beyond the amounts held in its portfolio, on other securities not held in its portfolio and  on indices comprised of Natural Resources Companies or Gold Companies or on exchange traded funds comprised of such issuers and also may consist of writing put options on securities of Natural Resource Companies or Gold Companies .   Any premiums received by the Fund from writing options may result in short-term capital gains.   Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns, while writing an uncovered call is the selling of such a contract entitling the buyer to purchase a security the Fund does not own or in an amount in excess of the amount the Fund owns.  When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price.  When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing a call option with the same terms as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option with the same terms as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction.  Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Uncovered Calls.   When the Fund writes an uncovered call option or put option, it will segregate liquid assets with its custodian in an amount equal to the amount, adjusted daily, by which such option is in the money or will treat the unsegregated amount as borrowings.  See “Risk Factors and Special Considerations — Risks Associated with Uncovered Calls.”

Foreign Securities.  Because many of the world’s Natural Resources Companies and Gold Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities of foreign issuers, which are generally denominated in foreign currencies.  See “Risk Factors and Special Considerations — Foreign Securities Risk.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers.  ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Emerging Markets.  The Fund may invest without limit in securities of emerging market issuers.  These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated.  An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).  Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Illiquid Investments.  The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid.  Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, 144A securities, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.  Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees (each member of the Board of Trustees individually a “Trustee”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.  If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be more difficult to sell illiquid securities at an attractive price until such time as such securities may be sold publicly.  Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete.  Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  The Fund may also acquire securities with contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Income Securities.  The Fund may invest in other equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to stockholders.  Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities.  Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future.  In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

In addition, the Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as affiliated or unaffiliated money market mutual funds that invest in those securities.  Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security.  Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders.  Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place.  The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities.  Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.  Although the Fund may invest in all types of obligations of agencies and instrumentalities of the U.S. government, the Fund currently intends to invest only in obligations of government sponsored instrumentalities that are supported by the “full faith and credit” of the U.S. government.

Convertible Securities.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities are senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the "investment value," represents the security's theoretical price support level.

"Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund's overall investment objective.

The Fund may convert a convertible security that it holds:

•      when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•      to facilitate a sale of the position;

•      if the dividend rate on the underlying common stock increases above the yield on the convertible security;

or

•      whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 25% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Investment Adviser. Those securities and securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposure to adverse conditions. Securities rated BBB by S&P or Baa by Moody's, in the opinion of the rating agencies, also have speculative characteristics. Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.

The Fund's investments in securities of issuers in default at the time of investment will be limited to not more than 5% of the total assets of the Fund. Further, the Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will emerge from bankruptcy and the value of such securities will appreciate. By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate.

The Fund has no independent limit on the amount of its net assets it may invest in unregistered and otherwise illiquid securities and other investments. The current intention of the Investment Adviser is not to invest in excess of 15% of the Fund's net assets in illiquid convertible securities or income securities. Shareholders will be notified if the Investment Adviser changes its intention. Investments in unregistered or otherwise illiquid securities entail certain risks related to the fact that they cannot be sold publicly in the United States without registration under the Securities Act of 1933.  See “Risk Factors and Special Considerations — Convertible Securities Risk.”

Lower Grade Securities.  The Fund may invest up to 25% of its net assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, generally securities rated “CCC” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality.  These debt securities are predominantly speculative and involve major risk exposure to adverse conditions.  Debt securities that are not rated or rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.  Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in lower grade securities, the Fund may invest not more than 5% of the total assets of the Fund in securities of issuers in default.  The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate.  By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer.  Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations.  In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced.  In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis.  Moreover, such ratings do not assess the risk of a decline in market value.  None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund.  If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity.  Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon.  The market for those securities could react in a similar fashion in the event of any future economic recession.

Other Derivative Instruments.  The Fund may also utilize other types of derivative instruments, primarily for hedging or risk management purposes.  These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps.  These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.  For a further description of such derivative instruments, see “Investment Objective and Policies — Additional Investment Policies” in the SAI.

Risk Arbitrage.  The Fund may invest up to 15% of its assets at the time of investment in securities pursuant to “risk arbitrage” strategies or in other investment funds managed pursuant to such strategies.  Risk arbitrage investments are made in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of total return significantly greater than the brokerage and other transaction expenses involved.  Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.  Transactions associated with risk arbitrage strategies typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions.  However, a merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but may trade at a discount or premium to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation behind the offer and/or the dynamics and business climate when the offer or proposal is in process.  Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.  Risk arbitrage strategies may also involve short selling, options hedging and other arbitrage techniques to capture price differentials.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales.  The Fund may make short sales as a form of hedging to offset potential declines in long positions in the same or similar securities, including short sales against the box.  The short sale of a security is considered a speculative investment technique.  At the time of the sale, the Fund will own, or have the immediate and unconditional right to acquire at no additional cost, identical or similar securities or establish a hedge against a security of the same issuer which may involve additional cost, such as an “in the money” warrant.

Short sales “against the box” are subject to special tax rules, one of the effects of which may be to accelerate the recognition of income by the Fund.  Other than with respect to short sales against the box, the Fund will limit short sales of securities to not more than 5% of the Fund’s assets.  When the Fund makes a short sale, it must deliver the security to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Investment Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Registered Investment Companies.  The Fund may invest in registered investment companies in accordance with the 1940 Act to the extent consistent with the Fund’s investment objective, including exchange traded funds that concentrate in investments in securities of companies in the natural resources or gold industries.  The 1940 Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.  However, many exchange-traded funds are exempt from these limitations.

Borrowings and Issuance of Preferred Shares.  The Fund may, with the approval of the Board of Trustees, borrow money or issue preferred shares in an effort to earn incremental total return for the holders of the Fund’s common shares.  The 1940 Act permits the Fund to issue a single class of debt and a single class of preferred stock.  Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding.  Under the 1940 Act the holders of any such debt or preferred stock have certain mandatory voting rights and other protections of their senior rights to the assets of the Fund.

Temporary Defensive Investments.  Although under normal market conditions the Fund intends to invest at least 80% of its assets in securities of companies principally engaged in the natural resources and gold industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds.  Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law.  See “Investment Restrictions” in the SAI.  The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objective during temporary defensive periods.

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objective.  The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%.

Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Interest Rate Transactions

If the Fund borrows money or issues variable rate preferred shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares.  Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings auction rate preferred shares.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares.  A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.  If the Fund fails to maintain the required asset coverage on any outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares.  Any redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions.  Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily.  The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Risks

Industry Risks.  The Fund’s investments will be concentrated in each of the natural resources and gold industries.  Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.  A downturn in the natural resources or gold industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

Under normal market conditions, the Fund will invest at least 25% of its assets in securities of Natural Resources Companies.  A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries.  Such industries can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events and economic conditions.  The base metals, metals, paper, food and agriculture, forestry products, water, gas, oil, sustainable energy  and other commodities industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations.  The stock prices of Natural Resources Companies, some of which have recently experienced substantial price increases in recent periods, may also experience greater price volatility than other types of common stocks.  Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities.  The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.  The Investment Adviser’s judgments about trends in the prices of these securities and commodities may prove to be incorrect.  It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

Under normal market conditions the Fund will invest at least 25% of its assets in securities of Gold Companies.  Securities of Gold Companies may experience greater volatility than companies not involved in the gold industries.  Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors.  The price of gold, which has experienced substantial increases in recent periods, may fluctuate sharply, including substantial decreases, over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold.  In times of significant inflation or great economic uncertainty, Gold Companies have historically outperformed securities markets generally.  However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and the prices of securities of Gold Companies may be adversely affected, which could in turn affect the Fund’s returns.  Some Gold Companies hedge, to varying degrees, their exposure to declines in the price of gold.  Such hedging limits a Gold Company’s ability to benefit from future rises in the price of gold.  The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect.  It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

Supply and Demand Risk.  A decrease in the production of or exploration of, gold, base metals, metals, paper, food and agriculture, forestry products, gas, oil and other commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments.  Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices.  Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Natural Resources Companies and Gold Companies over the long-term.  Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Many Natural Resources Companies and Gold Companies are either engaged in the production or exploration of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities.  To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves.  The financial performance of Natural Resources Companies and Gold Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk.  Natural Resources Companies and Gold Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.  Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Natural Resources Companies and Gold Companies.

Commodity Pricing Risk.  The operations and financial performance of Natural Resources Companies and Gold Companies may be directly affected by the prices of the indicated commodities, especially those Natural Resources Companies and Gold Companies for whom the commodities they own are significant assets.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather.  Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively affect the performance of Natural Resources Companies and Gold Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities.  Volatility of commodity prices may also make it more difficult for Natural Resources Companies and Gold Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks Associated with Covered Calls and Other Option Transactions

There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives.  A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline, although such loss would be offset in part by the option premium received.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.

There can be no assurance that a liquid market will exist when the Fund seeks to close out a covered call position.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk.  The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds.  Furthermore, the Fund’s covered options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of covered call options that the Fund may write may be affected by options written or purchased by other investment advisory clients of the Investment Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Uncovered Calls

There are special risks associated with uncovered option writing which may expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.  As with writing uncovered calls, the risk of writing uncovered put options is substantial because the Fund bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

For combination writing, where the Fund writes both a put and a call on the same underlying instrument, the potential risk is unlimited.  If a secondary market in options were to become unavailable, the Fund could not engage in losing transactions and would remain obligated until expiration or assignment.

Common Stock Risk

Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.  Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Foreign Securities Risk

Because many of the world’s Natural Resources Companies and Gold Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”).  Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.  Foreign Securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the U.S.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company.  Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss.  In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty and instability.  The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase sponsored ADRs or U.S. dollar denominated securities of foreign issuers.  ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Income Risk

The income shareholders receive from the Fund is expected to be based primarily on income from short-term gains that the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments.  If the Fund’s covered call strategy fails to generate sufficient income from short-term gains or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.

Dilution Risk for Convertible Securities.

In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

Lower Grade Securities

The Fund may invest up to 25% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality.  These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.  These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  Lower grade securities tend to be less liquid than investment grade securities.  The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative, subjective and not absolute standards of quality.  Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default.  The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate.  By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Emerging Markets Risk

The Fund may invest in securities of issuers located or having significant operations in “emerging markets.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank.  Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested.  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets.  The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.  Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, including natural resources and gold exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk

The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S.  In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage.  As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future.  Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country.  Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally.  To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies.  There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Market Discount Risk

Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share.  Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price.  Common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount.  This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering.  The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Equity Risk

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds.  An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets.  The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Commodities-Linked Equity Derivative Instrument Risk

The Fund may invest in structured notes that are linked to one or more underlying commodities.  Such structured notes provide exposure to the investment returns of physical commodities without actually investing directly in physical commodities.  Such structured notes in which the Fund may invest are hybrid instruments that have substantial risks, including risk of loss of all or a significant portion of their principal value.  Because the payments on these notes are linked to the price change of the underlying commodities, these investments are subject to market risks that relate to the movement of prices in the commodities markets.  They may also be subject to additional special risks that do not affect traditional equity and debt securities that may be greater than or in addition to the risks of derivatives in general, including risk of loss of interest, risk of loss of principal, lack of liquidity and risk of greater volatility.

Distribution Risk for Equity Income Portfolio Securities

In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders.  An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future.  The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities.  Accordingly, an issuer may forgo paying dividends on its equity securities.  In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Interest Rate Risk

Rising interest rates generally adversely affect the financial performance of Natural Resources and Gold Companies by increasing their costs of capital.  This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities.  An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security.  This is known as extension risk.

Interest Rate Risk for Fixed Income Securities

The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset.

Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s shares and distributions thereon can decline.  In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Illiquid Investments

The Fund may invest in unregistered securities and otherwise illiquid investments.  Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933.  An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.  Unregistered and illiquid securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933.  Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts.  The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.  In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment.  Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Investment Companies

The Fund may invest in the securities of other investment companies, including exchange traded funds, to the extent permitted by law.  To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees.  The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies.  In these circumstances holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.

Special Risks of Derivative Transactions

Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•
the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Forward Currency Exchange Contracts.  There is no independent limit on the Fund’s ability to invest in foreign currency exchange contracts.  The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Swaps and Related Derivatives

The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging risk management and investment.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used for investment purposes or as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by those who do hold the Reference Assets.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the derivative instrument utilized, which may make it difficult for the Fund to close out or unwind one or more swap or related transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets.  Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements.  There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.  In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.  There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli.  If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected.  There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Long-Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income.  The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market.  An investment in shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Portfolio Turnover Risk

The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%.   Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Management Risk

The Fund is subject to management risk because its portfolio will be actively managed.  The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company.  As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Current Developments

The terrorists attacks on U.S. domestic targets on September 11, 2001 , the war s in Iraq and Afghanistan  and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  The nature, scope and duration of the war and occupation cannot be predicted with any certainty.  Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Recent Economic Events

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, the first, second and third quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

2011 U.S. Federal Budget

The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Natural Resources Companies in which the Fund invests and/or the natural resources sector generally.

Anti-Takeover Provisions

The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification.  These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class.  See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.  Should the Fund decide to issue preferred shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund.  The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below).  Pursuant to an investment advisory agreement with the Fund, the Investment Adviser, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.  As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed weekly and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets.  The Fund's average weekly net assets will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares).  For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month.  The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.  A discussion regarding the basis for the most recent approval of the Investment Advisory Agreement by the Board of Trustees will be available in the Fund's annual or semi-annual report to shareholders after the Fund commences operations .

The Investment Adviser

Gabelli Funds, LLC serves as the Fund’s Investment Adviser pursuant to the Investment Advisory Agreement with the Fund.  The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422.  The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980.  As of September 30, 2010 , the Investment Adviser acts as registered investment adviser to 25 management investment companies with aggregate net assets of $ 16.6 billion.  The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $ 30.2 billion as of September 30, 2010 .  GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $ 12.4 billion under management as of September 30, 2010 .  Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $ 466 million as of September 30, 2010 .  Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the GAMCO Westwood Funds having aggregate assets of approximately $ 641 million under management as of September 30, 2010 .

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.”  Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his indirect ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund that are employed by the Fund and are not employed by the Investment Adviser (although the officers may receive incentive-based compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the Independent Registered Public Accounting Firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and distribution disbursing agent, Commission fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Intermediaries

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund.  Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. (“Gabelli & Company”) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it.  The SAI contains further information about the Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

Vincent Hugonnard-Roche serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s option strategy.  Mr. Roche currently serves as Co-Lead Portfolio Manager for The Gabelli Global Gold, Natural Resources & Income Trust, a registered closed-end investment company, since 2005.  Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.  Prior thereto, Mr. Roche worked at Credit Lyonnais in New York as a proprietary equity analyst focused on Risk Arbitrage.

Caesar M.P. Bryan serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund’s portfolio.  Mr. Bryan joined GAMCO Investors, Inc. in 1994 and has been primarily responsible for the day-to-day investment management of the GAMCO Gold Fund, Inc. a registered open-end investment company, since its inception in 1994.  Mr. Bryan has been Portfolio Manager of the GAMCO International Growth Fund, Inc. a registered open-end investment company, since 1995 and Co-Portfolio Manager of The GAMCO Global Opportunity Fund, a registered open-end investment company, since 1998.  Mr. Bryan is also a Portfolio Manager for The GAMCO Global Growth Fund , a registered open-end investment company , and Co-Lead Portfolio Manager for The Gabelli Global Gold, Natural Resources & Income Trust , a  registered closed-end investment company .

Christopher J. Marangi serves as a Co-Lead Portfolio Manager for the Fund and is responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio.  Mr. Marangi joined Gabelli & Company, Inc. in 2003 as a research analyst and currently leads the digital research team covering the global media and telecommunications industries.  Mr. Marangi currently serves as the Associate Portfolio Manager of the Gabelli Value Fund, a registered open-end investment company, and as the Associate Portfolio Manager for The Gabelli Global Multimedia Trust, a registered closed-end investment company.  Prior to joining the firm, Mr. Marangi was an investment banking analyst at J.P. Morgan & Co., and then an Associate at Wellspring Capital Management, a private equity firm.  He graduated magna cum laude and Phi Beta Kappa from Williams College and holds an MBA from Columbia Business School.

Kevin V. Dreyer serves as a Co-Lead Portfolio Manager for the Fund and is responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio.  Mr. Dreyer joined Gabelli & Company, Inc. in 2005 as a research analyst and currently leads the consumer research team.  Mr. Dreyer currently serves as the Associate Portfolio Manager of the Gabelli Asset Fund, a registered open-end investment company, and as the Associate Portfolio Manager for The Gabelli Healthcare & WellnessRx Trust, a registered closed-end investment company.  He holds an MBA from Columbia Business School.  Mr. Dreyer previously worked as an investment banking analyst at Banc of America Securities following his graduation from the University of Pennsylvania.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Non-Resident Trustees

Mario d’Urso and Anthonie C. van Ekris  are not U.S. residents and substantially all of each of their assets may be located outside of the United States.   Messrs. d’Urso and van Ekris  do not have agents for service of process in the United States.  As a result, it may be difficult for U.S. investors to effect service of process upon Messrs. d’Urso and van Ekris within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States.  In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdictions in which Messrs. d’Urso and van Ekris  reside.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations, which do not include the investment and portfolio management services provided by the Investment Adviser.  For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc., and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion.  The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406 .

Regulatory Matters

On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Investment Adviser had willfully violated Section 206(2) of the Investment Advisers Act of 1940, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above-referenced federal securities laws and rule. The SEC order also noted the cooperation that the Investment Adviser had given the staff of the SEC during its inquiry. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Investment Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund.  However, Gabelli & Company, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and may be paid commissions .  For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DISTRIBUTIONS AND DIVIDENDS

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).  The Fund will pay common shareholders at least annually all, or at least 90%, of its investment company taxable income.  Various factors will affect the level of the Fund’s investment company taxable income , such as its asset mix, and use of covered call strategies .  To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.  However, as the Fund is covered by an exemption from the 1940 Act which allows the Board of Trustees to implement a managed distribution policy, the Board of Trustees in the future may determine to cause the Fund to distribute a fixed percentage of the Fund’s average net asset value or market price per common share over a specified period of time at or about the time of distribution or to distribute a fixed dollar amount.  The Board of Trustees has no present intention to implement such a policy.  Because the Fund’s income will fluctuate and the

Fund’s distribution policy may be changed by the Board of Trustees at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate.  See “Distributions and Dividends” in the SAI.

Shareholders will automatically have all distributions and dividends reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash.  See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLAN

Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase  Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent.

Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares.  The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares.  The valuation date is the distribution payment date or, if that date is not a trading day on the [     ], the next trading day.  If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market.  If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the [    ] or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value.

Participants in the Plan have the option of making additional cash payments to the Plan agent, semi-monthly, for investment in the shares at the then current market price.  Such payments may be made in any amount from $250 to $10,000.  The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month.  The Plan agent will charge each shareholder who participates $1.00, plus a pro rata share of the brokerage commissions.  Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions.  It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately ten days before the investment date.  A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.  A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant’s shareholder account under the Plan.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such distribution.  The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan.  All correspondence concerning the Plan should be directed to the transfer agent.

DESCRIPTION OF THE SHARES

The following is a brief description of the terms of the common shares.  This description does not purport to be complete and is qualified by reference to the Fund’s Agreement and Declaration of Trust and its By-Laws.  For complete terms of the common shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust.

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of June 26, 2008 .  The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share.  Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so.  All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s common shares are expected to be approved for listing on the [    ], subject to notice of issuance, under the symbol [    ].

The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund.  See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions.  Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the [    ] or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value.  Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future.  The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders will vote as a single class to elect the Board of Trustees and on additional matters with respect to which the 1940 Act, the Fund’s Declaration of Trust, By-Laws or resolutions adopted by the Board of Trustees provide for a vote of the Fund’s common shareholders.  See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Book Entry

The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”).  The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes.  In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.  Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Leverage

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding.  Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit each fund to obtain leverage at attractive rates.

The Fund does not currently anticipate borrowing from banks or other financial institutions, issuing preferred shares or otherwise levering the common shares.  However, the Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Board of Trustees determines that it is in the best interest of the common shareholders.  Subject to market conditions, the Fund may issue preferred shares in an aggregate amount of up to 33% of the Fund's assets under management.  There can be no assurance that preferred shares representing such percentage, or any percentage, of the managed assets of the Fund will actually be issued.

The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return.  Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.

Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished.

An issuance of preferred shares may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Board of Trustees at any time dividends on any preferred shares are unpaid for two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund will be mandatorily required to redeem preferred shares within a specified time frame in the event that:

●	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured within a specified time frame following such failure; or

●	the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured within a specified time frame.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of fixed rate preferred shares or variable rate preferred shares having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees and included in the Statement of Preferences.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under “ — Optional Redemption of the preferred shares” below, the Fund generally may redeem variable rate preferred shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents and 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of fixed rate preferred shares.  Fixed rate preferred shares will not be subject to optional redemption by the Fund until the date, if any, specified in the terms of such preferred shares.  Commencing on such date and thereafter, the Fund may at any time redeem such fixed rate preferred shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date.

Optional Redemption of variable rate preferred shares.  The Fund generally may redeem variable rate preferred shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period in certain circumstances.  In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such preferred shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

In the event the Fund issues preferred shares, the Fund intends to apply for ratings for any preferred shares from [                    ] . In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by [                    ] . Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by [                    ] , but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Fund. [                    ] receive fees in connection with their ratings issuances.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.  These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.  The Board of Trustees is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter).  Each year the term of one class of Trustees will expire.  Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees.  Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees.  See “Management of the Fund — Trustees and Officers” in the SAI.  A trustee of the Fund may be removed with or without cause by two-thirds of the remaining Trustees and, without cause, by 66 2/3% of the votes entitled to be cast for the election of such Trustees.  Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions.  In addition, after completion of the offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•
issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•
the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders.

If such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, however, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction.

In addition, shareholders have no authority to adopt, amend or repeal the Fund’s By-Laws.  The Trustees have authority to adopt, amend and repeal the Fund’s By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The Governing Documents of the Fund are on file with the Commission.  For the full text of these provisions see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount.  We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.  The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares.  We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a newly organized, non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares.  The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable.  The Board of Trustees has authorized the consideration of such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of Trustees may determine from time to time).  Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively.  The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

NET ASSET VALUE

The net asset value of the Fund's shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the [           ].  For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued.  If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day.  If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith to reflect its fair market value.  Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.  Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Trustees.  Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices.  If there were no asked prices quoted on such day, the security is valued using the closing bid price.  Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Options are valued using market quotations.  When market quotations are not readily available, options are valued from broker quotes.  In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair value d as determined by the Board of Trustees.  Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Trustees.  All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

[        ] Closings.  The holidays (as observed) on which the [    ] is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON TRUSTEES' AND OFFICERS' LIABILITY

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by applicable law.  However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below.  No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”).

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the

Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund’s investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the reduced federal rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.  In addition, the favorable treatment currently afforded to qualified dividend income will not apply to taxable years beginning after December 31, 2010, unless extended by legislation.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold, for federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your federal income tax liability, if any, provided that you furnish the required information to the IRS. In addition, the Fund may be required to withhold on distributions to non-U.S. shareholders.

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT

Bank of New York Mellon  serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.

Computershare Trust Company serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund.

UNDERWRITING

[             ] are acting as representatives of the Underwriters named below.  Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriters	Number of Common Shares

Total	$

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional common shares.

Paid by the Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the common shares, and by [         ], counsel to the Underwriters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP  serves as the independent registered public accounting firm of the Fund and will annually audit the financial statements of the Fund.   PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017 .

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission.  Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.  The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

We expect the common shares to be approved for listing on the [   ], under the symbol [     ], subject to notice of issuance.  Reports, proxy statements and other information concerning the Fund and filed with the  SEC by the Fund will be available for inspection at the [                                                      ].

This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933 and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF SAI

An SAI dated as of _____________, 2010 , has been filed with the Commission and is incorporated by reference in this prospectus.  An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554).  The Table of Contents of the SAI is as follows:

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriters.  Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date.  This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates.  This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                      Shares

The Gabelli Natural Resources, Gold & Income Trust

Common Shares of Beneficial Interest
$ [   ] per Share

PROSPECTUS

________, 2010

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Natural Resources, Gold & Income Trust, (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide a high level of current income from interest, dividends and option premiums .  The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s objectives will be achieved.  Gabelli Funds, LLC serves as “Investment Adviser” to the Fund.  See “Management of the Fund.”

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated _______, 2010 , and as it may be supplemented (the “Prospectus”).  This SAI does not include all information that a prospective investor should consider before investing in the Fund’s common shares, and investors should obtain and read the prospectus prior to purchasing such shares.  A copy of the Fund’s Registration Statement, including the prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “Commission”) upon payment of the fee prescribed, or inspected at the Commission’s office or via its website (http://www.sec.gov) at no charge.

This Statement of Additional Information is dated ________, 2010 .

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THE FUND

The Gabelli Natural Resources, Gold & Income Trust is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware.  We expect the Fund’s common shares of beneficial interest, par value $0.001 per share, to be approved for listing on the [    ] under the symbol [     ], subject to notice of issuance.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends and option premiums.  The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.  To meet the objective of providing a high level of current income, the Fund intends to invest in income producing securities such as equity securities, convertible securities and other securities and earn short-term gains from a strategy of writing covered call options on equity securities in its portfolio.  The Fund will seek dividend income through investments in equity securities such as common stock or convertible preferred stock.  The Fund will seek interest income through investments in convertible or corporate bonds.  Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets, which includes the amount of any borrowing for investment purposes, in securities of companies principally engaged in the natural resources and gold industries.

The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, production or distribution of natural resources, such as base metals, metals, paper, food and agriculture, forestry products, water, gas, oil, sustainable energy and other commodities as well as related transportation companies and equipment manufacturers.  Related transportation companies and equipment manufacturers, such as agriculture transportation vehicles and farm equipment manufacturers, are vital components of the natural resource industry.  The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities.  Companies principally engaged in the financing, managing, controlling or operating of companies engaged in “gold-related” activities include companies that own or receive royalties on the production of gold; such companies are vital components of the gold industry.

Principally engaged, as used in this SAI, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to the indicated businesses.  Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities.  Other Fund investments may include investment companies, including exchange-traded funds, securities of issuers subject to reorganization or other risk arbitrage investments, derivative instruments, debt (including obligations of the U.S. government) and money market instruments.  As part of its investment strategy, the Fund intends to generate current income from short-term gains through an option strategy of writing (selling) covered call options on equity securities in its portfolio.  When the Fund sells a covered call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.

The Fund is not intended for those who wish to exploit short-term swings in the stock market.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality, value and favorable prospects for growth, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow and commodity hedging exposure.  In addition, in making stock selections, the Investment Adviser looks for securities that it believes may provide attractive yields, as well as capital gains potential and that allow the Fund to generate current income from short-term gains from writing covered calls on such stocks.

Additional Investment Policies

Canadian Royalty Trusts.  The Fund may invest in equity interests in Canadian Royalty Trusts.  A Canadian Royalty Trust is a royalty trust whose securities are generally listed on a Canadian securities exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas.  These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves.  The amount of distributions paid on a Canadian Royalty Trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted.  As a result of distributing the bulk of its cash flow to unitholders, the ability of a Canadian Royalty Trust to finance internal growth through exploration is limited.  Therefore, Canadian Royalty Trusts typically grow through acquisition of

3

additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Canadian Royalty Trusts, like other types of Natural Resources Companies, are exposed to pricing risk, supply and demand risk and depletion and exploration risk with respect to their underlying commodities, among other risks.  An investment in units of Canadian Royalty Trusts involves some risks that differ from an investment in common stock of a corporation, including increased liability for the obligations of the trust.  There are certain regulatory and tax risks associated with an investment in Canadian Royalty Trusts resulting from reliance on beneficial Canadian incentive programs and tax laws that may be changed in the future.  In addition, securities of certain Canadian Royalty Trusts may not be qualifying assets for the Fund’s asset diversification requirements.

Derivative Instruments

Options.  The Fund may, from time to time, subject to guidelines of the Board of Trustees and the limitations set forth in the Prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio.  A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian.   A call option is “uncovered” if the underlying security covered by the call is not held by the Fund.  A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

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An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security.  If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased.  If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

Options on Securities Indices.  The Fund may purchase and sell securities index options.  One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market.  Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies.  Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets.  A put option gives the Fund the right to sell a currency at the exercise price until the option expires.  A call option gives the Fund the right to purchase a currency at the exercise price until the option expires.  Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.  The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus.  Currency options may be subject to position limits that may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures.  The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes.  A financial futures contract is an agreement to purchase or sell an

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agreed amount of securities or currencies at a set price for delivery in the future.  These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.  The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act.  Accordingly, the Fund’s investments in derivative instruments described in this prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets.  It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund.  In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the

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amount of its obligations.  For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon.  The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire.  For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities.  If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them.  Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position.  To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

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Currency Futures and Options Thereon.  Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously.  By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time.  By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency.  In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency.  By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month.  Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.  If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund.  If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts will be closed out.  The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts.  Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated.  The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.  A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.  Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions.  The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.  To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of the Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends.  Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or

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depreciation, respectively, in the value of the currency relative to the U.S. dollar.  In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser.  The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.  The Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

Special Risk Considerations Relating to Futures and Options Thereon.  The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates.  If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued.  For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices that reflect the rising market.  The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts.  Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”).  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) less trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

The Investment Adviser is Not Registered as a Commodity Pool Operator.  The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.

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Accordingly, the Fund’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Risks of Currency Transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Repurchase Agreements.  The Fund may enter into repurchase agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments.  The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counterparty.  The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price.  If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral.  In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.  To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

The Investment Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.  The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets.  The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business day notice, or by the Fund on five business days notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks.  The Board of Trustees will oversee the

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creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to the Fund.  Any gain or loss in the market price during the loan period would inure to the Fund.  The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities.  The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Adviser.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its Custodian cash or other liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Leverage.  The Fund has no present intention to issue senior securities or borrow money.  However, the Fund may incur leverage through the use of certain investment management techniques (e.g., purchasing “when-issued” securities, the entering into of firm or standby commitment agreements, the use of reverse repurchase agreements and selling short, “uncovered” sales of put and call options, among others).  Upon the use of such techniques, the Fund will establish in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.  Such investment management techniques are speculative and involve certain risks, including the possibility of higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares.  During periods in which leverage results in greater total Fund assets, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not incur such leverage because the fees paid will be calculated on any assets attributable to the incurrence of leverage.  So long as the rate of return, net of applicable Fund expenses, on the investments exceeds amounts paid to implement such techniques, the usage of such techniques will generate more income than will be needed to pay any resulting payments.  The Fund reserves the right to borrow money or issue senior securities in the future.  The Board of Trustees may determine that the use of leverage or issuance of preferred shares is appropriate and the Fund may do so in the future.

The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.  The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

•
Preferred Share Risk.  The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile.  If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced.  If the dividend rate on the preferred shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares.  Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a

11

greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged.  This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.  The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares.  In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs.  Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the trustees until such arrearage is completely eliminated.  In addition, preferred shareholders have class voting rights on certain matters including changes in fundamental investment restrictions and conversion of the fund to open-end status and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Funds ability to maintain its qualification as a regulated investment company for federal income tax purposes.  While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), there can be no assurance that such actions can be effected in time to meet the Code requirements.

•
Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility.  In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies.  These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

Impact on Common Shares.  The following table is furnished in response to requirements of the Commission.  It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experience by the Fund.  See “Risks.”  The table further reflects leverage representing [    ]% of the Fund’s total assets and the Fund’s current projected blended annual average leverage dividend or interest rate of [     %].

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(–)%	(–)%	(–)%	(–)%	(–)%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns.  As required by the Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return.  For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Until the Fund borrows or issues preferred shares, the Fund’s common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply.  Such leveraging of

12

the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

Master Limited Partnerships.  MLPs in which the Fund may to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will generally be listed and traded on a U.S. securities exchange.  MLPs normally derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of mineral or natural resources.  MLPs generally have two classes of owners, the general partner and limited partners.  When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP.  The general partner typically controls the operations and management of the MLP.  MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”).  Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid.  Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.  Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.  The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels.

MLPs, like other types of Natural Resources Companies, are exposed to pricing risk, supply and demand risk and depletion and exploration risk with respect to their underlying commodities, among other risks.  An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class.  In the event the Fund were to issue any preferred shares, the approval of a majority of such shares voting as a separate class would also be required.  Such majority vote requires the lesser of (i) 67% of the Fund’s applicable shares represented at a meeting at which more than 50% of the applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the Fund’s applicable shares outstanding.  Except as otherwise noted, all percentage limitations set forth below apply after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  The Fund may not:

(1)
other than with respect to its concentrations in Natural Resources Companies and Gold Companies, invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry.  This restriction does not apply to investments in U.S. government securities and investments in the gold and base industries and the natural resources industries;

(2)	purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

(3)
purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(4)
make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may, up to 20% of the Fund’s total assets, lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

(5)	borrow money, except to the extent permitted by applicable law;

13

(6)	issue senior securities, except to the extent permitted by applicable law; or

(7)
underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

In addition, the Fund’s Investment Objective and its policies of investing at least 25% of its assets in normal circumstances in Natural Resources Companies and in Gold Companies are fundamental policies.  Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board of Trustees without shareholder approval.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees.  The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s custodian and the Fund’s transfer agent.  The day-to-day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Independent Trustees (4)
Anthony J. Colavita (74) Trustee	Since 2008***	President of the law firm of Anthony J. Colavita, P.C.	None	34
James P. Conn (72) Trustee	Since 2008*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992—1998)	Director of First Republic Bank (banking) through January 2008 and La Quinta Corp. (hotels) through January 2006	18
Mario d’Urso (69) Trustee	Since 2008**	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996—2001)	None	5
Vincent D. Enright (66) Trustee	Since 2008*	Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corp (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) and until September 2006, Director of Aphton Corporation (pharmaceuticals)	16
Frank J. Fahrenkopf, Jr. (70) Trustee	Since 2008***	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983—1989)	Director of First Republic Bank (banking) until September 2007	6
Michael J. Melarkey (60) Trustee	Since 2008**	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)	5
Kuni Nakamura (41) Trustee	Since 2008*	President of Advanced Polymer, Inc. (chemical wholesale company)	None	9
Anthonie C. van Ekris (75) Trustee	Since 2008**	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005	20
Salvatore J. Zizza (64) Trustee	Since 2008***	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology) and Trans-Lux Corporation (business services); Chariman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009	28

Name (and Age), Position with the Fund and Business Address (1)	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers (5)
Bruce N. Alpert (58) Principal Executive Officer and President	Since 2008
Executive Vice President (since 1999) and Chief Operating Officer (since 1988) of Gabelli Funds, LLC since 1988; Chairman of Teton Advisors, Inc. since 2008 and Director and President from 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex since 1988

Carter W. Austin (43) Vice President	Since 2008	Vice President of other registered investment companies in the Gabelli/GAMCO Fund Complex; Vice President of Gabelli Funds, LLC since 1996
Peter D. Goldstein (57) Chief Compliance Officer	Since 2008	Director of Regulatory Affairs for GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex
Agnes Mullady (52) Principal Financial Officer, Treasurer and Secretary	Since 2008
Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004—2005

David I. Schacter (56) Vice President	Since 2008	Vice President of other registered investment companies in the Gabelli/GAMCO Fund Complex; Vice President of Gabelli & Company Inc. since 1999

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)
The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class is as follows:

*	Term continues until the Fund’s 2011 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
**	Term continues until the Fund’s 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
***	Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
(3)
The "Fund Complex" or the "Gabelli/GAMCO Fund Complex" includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	Trustees who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Trustees.
(5)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

14

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the  Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below.  Each Trustee’s ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over 49 years of experience, including in the area of business law. He is the Chair of the Fund’s Nominating Committee and is a member of the Fund’s Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder uni-trust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn, the lead independent Trustee of the Fund, is a member of the Fund’s Proxy Voting Committee. Mr. Conn also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer, and has been a director of several public companies in banking and other industries, for some of which he was lead Director and/or Chair of various committees. Mr. Conn received his Bachelor of Science in Business Administration from Santa Clara University.

Mario d’Urso. Mr. d’Urso was formerly a Senator and Undersecretary of Commerce in the Italian government. He is a member of the board of other funds in the Fund Complex. He is a former Chairman of Mittel Capital Market S.p.A., a boutique investment bank headquartered in Italy, and a former Partner and Managing Director of Kuhn Loeb & Co. and Shearson Lehman Brothers Co. He previously served as President of The Italy Fund, a closed-end fund investing mainly in Italian listed and non-listed companies. Mr. d’Urso received his Masters Degree in comparative law from George Washington University and was formerly a practicing attorney in Italy.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of an energy public utility for a total of four years. In accordance with his experience as a CFO, he is a member of the Fund’s Audit Committee. Mr. Enright is also Chairman of the Fund’s Proxy Voting Committee, a member of both multi-fund ad hoc Compensation Committees (described below under “Board of Trustees' Leadership Structure and Oversight Responsibilities”) and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as a member of its audit committee. He was also a Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the gaming industry. He is a member of the Fund’s Audit Committee and serves in this same capacity with respect to other funds in the Fund Complex.  He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute (IRI), which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia and 20 other nations.  Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative and corporate matters for multinational, foreign and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. He is the former Chairman and remains a member of the Finance Committee of the Culinary Institute of America. He additionally had over 20 years’ experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Michael J. Melarkey. Mr. Melarkey is a practicing attorney specializing in business, estate planning and gaming regulatory work with over 34 years of experience. He is a member of the Fund’s Nominating Committee. Mr. Melarkey also serves in this same capacity with respect to some of the other funds in the Fund Complex on whose boards he sits. Mr. Melarkey also is a member of the multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex. He is currently a Director of a natural gas utility company and chairs its Nominating and Corporate Governance Committee. Mr. Melarkey also acts as a Trustee and officer for several private charitable organizations, is an owner of two northern Nevada casinos and a real estate development company, and acts as a Trustee of one and an officer of another private oil and gas company. Mr. Melarkey received his Bachelor of Arts from the University of Nevada, Reno, his Juris Doctor from the University of San Francisco School of Law and his Masters of Law in Taxation from New York University Law School.

Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of Advanced Polymer, Inc., a chemical wholesale company. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of the LGL Group. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania, the Japan Society and Mercy College as an advisor to the PACT Program. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Anthonie C. Van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for 19 years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is the Chairman of one such fund’s Nominating Committee and also is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over 55 years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading businesses and had also served in both these capacities for nearly 20 years for a large public jewelry chain. Mr. van Ekris was formerly a Director of an oil and gas operations company and served on the boards of a number of public companies, and served for more than 10 years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a consulting firm. He is the Chair of the Fund’s Audit Committee and has been designated the Fund’s Audit Committee Financial Expert. Mr. Zizza is also a member of the Fund’s Nominating Committee and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration from St. John’s University, which also has awarded him an Honorary Doctorate in Commercial Sciences.

Board of Trustees’ Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the lead independent Trustee. The lead independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to deal with specific matters or assigns one of its members to participate with Trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees are independent Trustees, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Investment Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Investment Adviser at Board meetings the levels and types of risks, including options risk, being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund *(1)	Aggregate Dollar Range of Equity Securities Held in Family of Investment Companies*(1)(2)
Independent Trustee:
Anthony J. Colavita	A	E
James P. Conn	A	E
Mario d'Urso	A	E
Vincent D. Enright	A	E
Frank J. Fahrenkopf, Jr.	A	B
Michael J. Melarkey	A	E
Kuni Nakamura	A	C
Anthonie C. van Ekris**	A	E
Salvatore J. Zizza	A	E

*	Key to Dollar Ranges A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000 E. Over $100,000 All shares were valued as of December 31, 2009.

**
Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $4,389 and $5,264, respectively, as of December 31, 2009.  Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp., having a value of $72,000 as of December 31, 2009. The LGL Group, Inc. and LICT Corp. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1)
This information has been furnished by each Trustee as of December 31, 2009.  "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)
The term "Family of Investment Companies" includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors, as related companies for purposes of investment and investor services. Currently the registered funds that comprise the "Fund Complex" are identical to those that comprise the "Family of Investment Companies."

Committees

The Trustees serving on the Fund’s Nominating Committee are Anthony J. Colavita, Michael J. Melarkey and Salvatore J. Zizza.  The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created.  The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist.  Such recommendations should be forwarded to the Secretary of the Fund.

Salvatore J. Zizza, Frank J. Fahrenkopf, Jr. and Vincent D. Enright, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm.

The Fund also has a Proxy Voting Committee, which, if so determined by the Board of Trustees, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board of Trustees may determine.  The Trustees serving on the Proxy Voting Committee are Vincent D. Enright, James P. Conn and Anthony J. Colavita.

The Fund does not have a standing compensation committee.

Remuneration of Trustees and Officers

The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates an annual retainer of $3,000   plus $1,000 for each Board of Trustees meeting attended in person ( $500 if attended telephonically) together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.  All Board of Trustees committee members receive $500 per committee meeting attended.

The following table shows the compensation that is anticipated the Trustees will earn in their capacity as Trustees during the year ended December 31, 2010 .  The table also shows, for the year ended December 31, 2009 , the compensation Trustees earned in their capacity as trustees for other funds in the Gabelli Fund Complex.

15

COMPENSATION TABLE

Name of Trustee	Estimated Compensation From the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees*
Independent Trustee:
Anthony J. Colavita	$0	$263,438	(35)
James P. Conn	$0	$132,000	(17)
Mario d'Urso	$0	$42,000	(4)
Vincent D. Enright	$0	$129,438	(15)
Frank J. Fahrenkopf, Jr.	$0	$64,500	(5)
Michael J. Melarkey	$0	$46,500	(4)
Kuni Nakamura	$0	$12,250	(9)
Anthonie C. van Ekris	$0	$121,500	(19)
Salvatore J. Zizza	$0	$199,500	(27)

*
Represents the total compensation paid to such persons during the fiscal year ended December 31, 2009 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Trustees; Limitations on Liability

The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by applicable law.  However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

Gabelli Funds, LLC serves as the Fund’s Investment Adviser pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”).   The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of September 30, 2010, the Investment Adviser acted as registered investment adviser to 25 management investment companies with aggregate net assets of $16.6 billion. The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $30.2 billion as of September 30, 2010. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub adviser to management investment companies having aggregate assets of $12.4 billion under management as of September 30, 2010. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $466 million as of September 30, 2010, 2010. Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the GAMCO Westwood Funds having aggregate assets of approximately $641 million under management as of September 30, 2010.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund.  The securities in which the Fund might invest may thereby be limited to some extent.  For instance, many companies have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company.  Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities.  However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective.  Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board of Trustees, believed to be fair and not disadvantageous to any such accounts.  In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest.  The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund.  The Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc.  In addition, portfolio companies or their officers or trustees may be minority shareholders of the Investment Adviser or its affiliates.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of GGCP, Inc., which owns a majority of the capital stock and voting power of GAMCO Investors, Inc.

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Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board of Trustees. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of the Fund’s shares. Expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of its securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, compensation to an administrator for certain SEC filings on behalf of the Fund, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of employees of the Fund as approved by the Trustees, the pro rata costs of the Fund’s Chief Compliance Officer, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Trustee and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.

The Investment Advisory Agreement combines investment advisory and certain administrative responsibilities into one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Fund’s Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares). For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund.  As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Investment Advisory Agreement will remain in effect with respect into the Fund from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  There is no deduction for the liquidation preference of any outstanding preferred shares.

The Investment Advisory Agreement was approved by a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees held on  August 20, 2008.   A discussion regarding the basis for the most recent approval of the Investment Advisory Agreement by the Board of Trustees will be available in the Fund's annual or semi-annual report to shareholders after the Fund commences operations.

The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities .

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Portfolio Manager Information

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the year ended December 31, 2009 .

Name of Portfolio Manager or Team Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
1. Vincent Hugonnard-Roche	Registered Investment Companies:	1	$616.0M	1	$616.0M
	Other Pooled Investment Vehicles:	1	$16.8M	0	$0
	Other Accounts:	1	$183.1K	0	$0

2. Caesar M.P. Bryan	Registered Investment Companies:	4	$1.3B	1	$616.0M
	Other Pooled Investment Vehicles:	2	$8.2M	2	$8.2M
	Other Accounts:	8	$51.4M	0	$0

3. Kevin V. Dreyer	Registered Investment Companies:	2	$2.2B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$1.0K	0	$0

4. Christopher J. Marangi	Registered Investment Companies:	1	$464.9M	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$374.9K	0	$0

*	Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts.  These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers.  A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise.  In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available.  These

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services may be more beneficial to certain funds or accounts of the Investment Adviser and its affiliates than to others.  Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Investment Adviser and its affiliates manage.  In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers.  In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages.  If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others.  The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests.  Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of the portfolio managers is reviewed annually and structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment.  The portfolio managers named above receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund to the extent that it exceeds a minimum level of compensation.  This method of compensation is based on the premise that superior long-term performance in managing a portfolio will be rewarded through growth of assets through appreciation and cash flow.  Incentive based equity compensation is based on an evaluation of quantitative and qualitative performance evaluation criteria.  Mr. Bryan, Mr. Dreyer, Mr. Marangi and  Mr. Roche also may receive discretionary bonuses based primarily on qualitative performance evaluation criteria.

Compensation for managing other accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account.  Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components.  One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account or pooled investment vehicle.  The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

Ownership of Securities

As of the date of this SAI, the portfolio managers of the Fund own no equity securities of the Fund.

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing

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on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1)           To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2)           To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;

(3)           To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board of Trustees, when such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser.  The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel and financial printers;

(4)           To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5)           To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Investment Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board of Trustees at the next quarterly meeting; and

(6)           To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Investment Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag.  The names of the Fund’s administrator, custodian, independent registered public accounting firm and legal counsel are set forth in this SAI.  The Fund’s proxy service is ADP Investor Communication Services.  Bowne & Co. Inc. provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

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Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the Commission that is required to include this information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement.  Neither the Fund, nor the Investment Adviser, nor any of the Investment Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund.  The Board of Trustees will review such arrangements annually with the Fund’s Chief Compliance Officer.

DISTRIBUTIONS AND DIVIDENDS

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value or market price per common share over a specified period of time at or about the time of distribution or the distribution of a fixed dollar amount.  The exemption also permits the Fund to make such distributions with respect to its senior securities, if any, in accordance with such shares’ terms.  As of the date of this SAI, the Fund has not adopted a distribution policy that would subject it to such exemption.

Were such a policy adopted, to the extent the Fund’s total distributions for a year exceed its net investment company taxable income (interest, dividends and net short-term capital gains in excess of expenses) and net realized long-term capital gains for that year, the excess would generally constitute a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares.  Any distributions which (based upon the Fund’s full year performance) constitute a tax-free return of capital would reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares.  Any amounts distributed to a shareholder in excess of the basis in the common shares would generally be taxable to the shareholder as capital gain.  See “Taxation.” Distribution notices provided by the Fund to its shareholders will clearly indicate what portion of the periodic distributions would constitute net income, net capital gains, and return of capital.  The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund’s actual net investment company taxable income and net capital gain for that year and would be communicated to shareholders promptly.  In the event that the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets.  In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund.  Transactions in securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions.  There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups.  Principal transactions are not entered into with affiliates of the Fund.  However, Gabelli & Company, may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom.  To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Board of Trustees has determined that portfolio transactions may be executed through Gabelli &

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Company, and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions.  The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities.  In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.  While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund.  The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.  Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund.  Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts.  When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders.  The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate.  For example, an increase in the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate.  A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.  The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  Except as expressly provided otherwise, this discussion assumes you are a U.S. person and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below.  No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

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The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each, a “Qualified Publicly Traded Partnership”).

(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

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Income from the Fund’s investments in grantor trusts and equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust or MLP that would be Qualifying Income if earned directly by the Fund. The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible federal excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund’s shareholders on December of the year the distributions are declared, rather than when the distributions are actually received.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (provided certain holding period and other requirements are met) (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals with respect to taxable years beginning on or before December 31, 2010 and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

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Certain of the Fund’s investment practices are subject to special and complex United Sates federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The MLPs in which the Fund may invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a regulated investment company or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund expects that the income derived by the Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a regulated investment company. The Fund intends to monitor its investments in MLPs to prevent the disqualification of the Fund as a regulated investment company.

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The U.S. tax classification of the Canadian Royalty Trusts in which the Fund invests, and the types of income that the Fund receives may have an impact on the Fund’s ability to qualify as a regulated investment company. In particular, securities issued by certain Canadian Royalty Trusts (such as Canadian Royalty Trusts which are grantor trusts) may not produce “qualified” income for purpose of determining the Fund’s compliance with the tax rules applicable to regulated investment companies. Additionally, the Fund may be deemed to directly own the assets of each Canadian Royalty Trust, and would need to look to such assets when determining the Fund’s compliance with the asset diversification rules applicable to regulated investment companies. To the extent that the Fund holds such securities indirectly through investments in a taxable subsidiary formed by the Fund, those securities may produce “qualified” income. However, the net return to the Fund on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. The Fund shall monitor it investments in the Canadian Royalty Trust with the objective of maintaining its continued qualifications as a regulated investment company.

Gain or loss on the sale of securities by the Fund will generally be long-term, capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to common shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and (d) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment.

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The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under “Taxation of Shareholders.”

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on its distributed income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

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Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.

Taxation of Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). If any such gain is retained, the Fund will be subject to U.S. federal income tax at regular corporate rates on such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Fund by the excess of the amount described in clause (i) over the amount described in clause (ii).

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in Fund shares. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at

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long-term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations.  These special rules relating to the taxation of ordinary income dividends paid by regulated investment companies to individual taxpayers generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the Fund’s dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income, or whether Congress will extend such treatment to taxable years beginning after December 31, 2010.

Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or reinvested in Fund shares, and regardless of how long the shareholder has held the Fund’s common shares. Capital gain distributions are not eligible for the dividends received deduction.

If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her basis in the common shares will be taxable to the shareholder as capital gain (assuming your common shares are held as a capital asset).

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

An investor should be aware that if Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Fund common shares, in effect resulting in a taxable return of some of the purchase price.

Upon a sale, exchange or other disposition of common shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the common shares. Such gain or loss will be treated as long-term capital gain or loss if the common shares have been held for more than one year. Any loss realized on a sale or exchange of common shares of the Fund will be disallowed to the extent the common shares disposed of are replaced by substantially identical common shares within a 61-day period beginning 30 days before and ending 30 days after the date that the common shares are disposed of. In such a case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

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Any loss realized by a shareholder on the sale of Fund common shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such common shares. Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of common shares of the Fund.

In addition, after December 31, 2012, withholding will be required at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of common shares of the Fund.

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Backup Withholding

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund common shares.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the common shares offered pursuant to the Prospectus.  The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC.  The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC).  One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.  DTC holds securities that its participants deposit with DTC.  DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates.  Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.  Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records.  The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records.  Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities.  Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.  Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners.  The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC.  DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date.  Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time.  Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants.  Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

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DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund.  Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures.  The proxy voting procedures are attached.  They are also on file with the Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090.  The proxy voting procedures are also available on the EDGAR Database on the Commission’s Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address:  publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of Trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short-term trading by such Trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202 -551- 8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov), and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102

Code of Conduct for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a joint code of conduct that serves as a code of conduct.  The code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties.  The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090.  The Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov), and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

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APPENDIX A

GAMCO INVESTORS, INC. and AFFILIATES

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b 1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers the principal underwriter, or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.        Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services, and the analysts of Gabelli & Company, Inc. ("Gabelli & Company"), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.           Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.           Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, analysts. The Chief Investment Officer or the Gabelli & Company, analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.             Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the Proxy Department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.            Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations
- Legal Department
- Proxy Department
- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.             Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.           Voting Procedures

1.           Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

•
Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.           Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.           In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested.  Arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.           Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:
Security name
Type of Meeting (Annual, Special, Contest)
Date of Meeting
Name of Custodian
Name of Client
Custodian Account Number
Adviser or Fund Account Number
Directors’ recommendation
How the Adviser voted for the client on each issue
Date the proxy statement was received and by whom
Name of person posting the vote
Date and method by which the vote was cast

•
From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5.           VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.           Shareholder vote authorization forms issued by ADP are always sent directly to a specific individual at ADP.

7.           If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following ways:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by the mailing of the original form.

•	When a solicitor has been retained, that person is called. At the solicitor’s direction, the proxy is faxed.

8.           In the case of a proxy contest, records are maintained for each opposing entity.

9.           Voting in Person

a)           At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). Lead time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested. All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)          The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•
A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the votes have previously been cast, if the votes have been rescinded, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

Exhibit A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights.  The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The Advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders
This may include such areas as:
-           Paying greenmail
-           Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of authorized shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares
-Stock split
-Stock option or other executive compensation plan
-Finance growth of company/strengthen balance sheet
-Aid in restructuring
-Improve credit rating
-Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.  However, we look at this issue on a case-by-case basis.  In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s anti-takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)           Financial Statements

Part A

Part B

(2)           Exhibits

(a)                 Agreement and Declaration of Trust of Registrant (1)

(b)                 By-Laws of Registrant (1)

(c)                 Not applicable

(d)                 Form of Specimen Common Share Certificate (3)

(e)                 Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (2)

(f)                  Not applicable

(g)                 Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (1)

(h)                 Form of Underwriting Agreement (4)

(i)                  Not applicable

(j)                  Form of Custodian Agreement (4)

(k)                 Form of Registrar, Transfer Agency and Service Agreement (4)

(l)                  Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality (4)

(m)                Not applicable

(n)                 (i)  Consent of Independent Registered Public Accounting Firm (4)
              (ii) Powers of Attorney (1)

(o)                 Not applicable

(p)                 Form of Initial Subscription Agreement (4)

(q)                 Not applicable

(r)                  (i)   Code of Ethics of the Fund and the Investment Adviser (4)
              (ii)  Joint Code of Ethics for Chief Executive and Senior Financial Officers (4)

__________________________
(1)	Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed on September 29, 2010 (333-152424) .

(2)	Included in Prospectus

(3)	Filed herewith.

(4)	To be filed by amendment.

Item 26.  Marketing Arrangements

The information contained under the heading “ Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan ” on page  37 of the Prospectus is incorporated by reference.

Item 27.  Other expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Accounting fees	$
Legal fees
Exchange listing fee
Printing expenses
Rating Agency fees
SEC registration fees
FINRA fee
Blue Sky fees
Miscellaneous
Total	$	*
__________________________
*  To be provided by Amendment

Item 28.  Persons Controlled by or Under Common Control with Registrant

NONE

Item 29.  Number of Holders of Securities as of November 24, 2010
Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	None.

Item 30.  Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust provides as follows:

4.1   No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.  Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware.  No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.  If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2   Mandatory Indemnification. (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).   Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met:  (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)   Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

4.3   No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders,

Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4   Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Section 9 of the Registrant's Investment Advisory Agreement provides as follows:

9. Indemnity

(a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's trustees, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Underwriter indemnification provisions , if any,  to be filed by a mendment.

Item 31. Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and Trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and Trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, Bank of New York Mellon, 135 Santilli Highway, Everett, Massachusetts  02149 , in part at the offices of the Fund’s sub-administrator, BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania  19406 , and in part at the offices of the Transfer Agent, Computershare Trust Company, 250 Royall Street, Canton, Massachusetts  02021 .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.      Registrant undertakes to suspend the offering of shares until the prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.      Not applicable.

3.      Not applicable.

4.      Not applicable.

5.      Registrant undertakes that,

(a) For the purpose of determining any liability under the Securities Act of 1933 (the “1933 Act”), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.      Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, State of New York, on the  24th day of  November , 2010.

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

By:	/s/ Bruce N. Alpert
Name: Bruce N. Alpert
Title: Principal Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company act of 1940, this Registration Statement has been signed below by the following persons in their capacities set forth below on the 24th of November, 2010 .

NAME	TITLE

/s/ Anthony J. Colavita*	Trustee
Anthony J. Colavita

/s/ James P. Conn*	Trustee
James P. Conn

/s/ Mario d’Urso*	Trustee
Mario d’Urso

/s/ Vincent D. Enright*	Trustee
Vincent D. Enright

/s/ Frank J. Fahrenkopf, Jr.*	Trustee
Frank J. Fahrenkopf, Jr.

/s/ Michael J. Melarkey*	Trustee
Michael J. Melarkey

/s/ KUNI NAKAMURA*	Trustee
Kuni Nakamura

/s/ Anthonie C. van Ekris*	Trustee
Anthonie C. van Ekris

/s/ Salvatore J. Zizza*	Trustee
Salvatore J. Zizza

/s/ Bruce N. Alpert	Principal Executive Officer and President
Bruce N. Alpert

/s/ Agnes Mullady	Principal Financial Officer, Treasurer and Secretary
Agnes Mullady

/s/ Bruce N. Alpert	Attorney-in-Fact
Bruce N. Alpert

*	Pursuant to a Power of Attorney

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

EX-99.D	Form of Specimen Common Share Certificate